                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934



Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                           HORIZON HEALTH CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:
                  -----------------------------

      2)  Aggregate number of securities to which transaction
          applies:
                  -----------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
                                 ----------------------------------------------

      2)  Form, Schedule or Registration Statement No.:
                                                       ------------------------

      3)  Filing Party:
                       --------------------------------------------------------

      4)  Date Filed:
                     ----------------------------------------------------------

                           HORIZON HEALTH CORPORATION
                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 30, 2003


To the Stockholders of
     Horizon Health Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Horizon Health Corporation (the "Company") will be held at the National Support Center of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Thursday, January 30, 2003 at 11:45 a.m. Central Time, for the following purposes:

         1.       To elect seven directors to serve for the ensuing year;

         2. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

         The close of business on December 2, 2002 has been fixed by the Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and, during business hours, from January 17, 2003 to the date of the Annual Meeting at the National Support Center of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that you ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you wish.

                                          By Order of the Board of Directors,

                                                     JAMES W. McATEE
                                                        President

December 16, 2002

                           HORIZON HEALTH CORPORATION
                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011

                                   ----------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                           TO BE HELD JANUARY 30, 2003

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Horizon Health Corporation, a Delaware corporation (the "Company" or "Horizon"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the National Support Center of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Thursday, January 30, 2003, at 11:45 a.m., Central Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy card are first being mailed on or about December 16, 2002 to stockholders of the Company entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Common Stock, $.01 par value ("Common Stock"), of the Company at the close of business on December 2, 2002 will be entitled to notice of and to vote at the Annual Meeting. As of that date, there were 5,246,272 shares of Common Stock outstanding. Each share of Common Stock entitles the record holder to one vote.

         The holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting in order to have a quorum for the Annual Meeting. Directors will be elected at the Annual Meeting by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Accordingly, the seven nominees for director receiving the highest number of affirmative votes cast on the election of directors at the Annual Meeting will be elected as directors. There is no cumulative voting. The affirmative vote of the holders of a majority of the shares of Common Stock which are actually present in person or represented by proxy at the Annual Meeting and entitled to vote will be required to approve all other matters to be acted upon at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum, but not voted. Abstentions will therefore have the same effect as votes against any proposal requiring the affirmative vote of a majority of the shares present and entitled to vote thereon. Broker non-votes will be counted only for purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the matters to be acted upon at the Annual Meeting.

         If the accompanying proxy card is properly signed and received by the Company prior to the Annual Meeting and not revoked, it will be voted in accordance with the instructions contained therein. If no instructions are given, the persons designated as proxies in the accompanying proxy card will vote "FOR" the election as directors of those persons named below and "FOR" all other proposals set forth therein.

         The Board of Directors is not currently aware of any matters other than those referred to herein which will come before the Annual Meeting. If any other matter is properly presented at the Annual Meeting for action, the persons named in the accompanying proxy card will vote the proxy in their own discretion on such matter.

         You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the Annual Meeting and giving notice to the Secretary of the Company in writing that the proxy is withdrawn. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy.

         The cost of soliciting proxies in the accompanying form will be borne by the Company. Proxies may also be solicited personally or by telephone by officers or employees of the Company, none of whom will receive additional compensation therefor. The Company's regularly retained investor communications firm, Corporate Communications, Inc., may also be called upon to solicit proxies by telephone or mail. The Company will reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock.

         The Company's principal executive offices are located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011. Its telephone number is (972) 420-8200.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

GENERAL INFORMATION

         As set by the Board of Directors pursuant to the Bylaws of the Company, the authorized number of directors of the Company is seven. Seven directors will be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders of the Company and until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal.

         The Nominating Committee of the Board of Directors has nominated the director nominees named below. With the exception of Robert A. Lefton, all director nominees are currently serving as directors of the Company with terms expiring at the Annual Meeting. Mr. Jack R. Anderson, who is currently a director of the Company and has served in such capacity since 1990, has decided not to stand for reelection to the Board of Directors. The Company wishes to thank Mr. Anderson for his many years of service to the Company.

         The Proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named in the accompanying proxy card will vote for the substitute nominee designated by the Board.

INFORMATION REGARDING NOMINEES

         Set forth below is certain information with respect to each director nominee. Additional information regarding certain of the nominees is set forth in other sections of this Proxy Statement.

NAME                               AGE          TITLE                                       DIRECTOR SINCE
----                               ---          -----                                       --------------
James Ken Newman                   59           Chairman of the Board of Directors            July 1989
James W. McAtee                    57           President and Chief Executive                 July 1995
                                                 Officer; Director
George E. Bello                    67           Director                                      April 1995
James E. Buncher                   66           Director                                      August 1997
Robert A. Lefton                   46           Nominee
William H. Longfield               64           Director                                      July 1995
Donald E. Steen                    56           Director                                      April 1995

         James Ken Newman has served as the Chairman of the Board since February 1992. From July 1989 until September 1997, he served as President of the Company and from July 1989 until October 1998, he also served as Chief Executive Officer of the Company.

         James W. McAtee has been President and Chief Executive Officer of the Company since November 1998 and Secretary of the Company since September 1990. He served as Executive Vice President - Finance & Administration of the Company from February 1992 until October 1998. He was a Senior Vice President of the Company from September 1990 to February 1992. He also served as the Chief Financial Officer of the Company from September 1990 to July 1999.

         George E. Bello retired as President and Chief Executive Officer of Reliance Group Holdings, Inc., an insurance holding company ("RGH"), on October 1, 2001. Previously he had been Executive Vice President and Controller of RGH for more than 15 years. He continues to serve on the Board of Directors of RGH. On June 12, 2001, RGH filed for relief under Chapter 11 of the United States Bankruptcy Code and its reorganization case remains pending in the United States Bankruptcy Court for the Southern District of New York. Mr. Bello is a member of the Audit and Compliance Committee of the Board of Directors of the Company.

         James E. Buncher has been President, Chief Executive Officer and a director of Safeguard Health Enterprises, Inc., a dental benefits company since March 2000. From July 1998 to February 2000, Mr. Buncher was a private investor. Mr. Buncher was President and Chief Executive Officer of Community Dental Services, Inc., a corporation operating dental practices in California, from October 1997 until July 1998. Mr. Buncher was the President of Health Plans Group of Value Health, Inc., a national specialty managed care company, from September 1995 to September 1997 and served as Chairman, President and Chief Executive Officer of Community Care Network, Inc., a Value Health subsidiary, from August 1992 to September 1997. In September 1997, Value Health was acquired by a third party and Mr. Buncher resigned his positions with that company at that time. Mr. Buncher is a member of the Audit and Compliance Committee of the Board of Directors of the Company.

         Robert A. Lefton has been President, Chief Financial Officer and a director of Semper Care, Inc., a long term acute hospital development company, since March 1999. He previously served as Executive Vice President - Operations of the Company from November 1998 to March, 1999. He served as President and Chief Operating Officer of the Company from September 1997 to October 1998. He was Executive Vice President - Operations from September 1996 to August 1997. He was a Senior Regional

Vice President of the Company from March 1995 until September 1996 and served as a Regional Vice President of the Company from November 1991 to March 1995.

         William H. Longfield has been the Chairman and Chief Executive Officer of C.R. Bard, Inc., a multinational developer, manufacturer and marketer of health care products, since September 1995. Mr. Longfield was President and Chief Executive Officer of C.R. Bard, Inc. from October 1993 to September 1995, President and Chief Operating Officer from September 1991 to October 1993 and Executive Vice President and Chief Operating Officer from February 1989 to September 1991. Mr. Longfield currently serves on the board of directors of C.R. Bard, Inc., Manor Care, Inc., CYTYC, Inc. and West Pharmaceutical Services, Inc. Mr. Longfield is a member of the Compensation and Option Committee of the Board of Directors of the Company.

         Donald E. Steen has been Chairman and Chief Executive Officer of United Surgical Partners International, Inc., a surgery operations company, since February 1998. From October 1994 to December 1997, Mr. Steen was President of the International Group of Columbia/HCA Healthcare Corporation, a health care services corporation primarily involved in the ownership and operation of hospitals and providing related services. From September 1981 to October 1994, Mr. Steen was the President and Chief Executive Officer of Medical Care America, Inc., a corporation that operated ambulatory surgery centers. Medical Care America, Inc. was acquired by Columbia/HCA Healthcare Corporation in October 1994. He currently serves on the boards of directors of United Surgical Partners, Inc. and Kenetic Concepts, Inc. Mr. Steen is a member of the Audit and Compliance Committee of the Board of Directors of the Company.

         SHARES REPRESENTED BY THE ACCOMPANYING PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE EXCEPT TO THE EXTENT AUTHORITY TO VOTE FOR ONE OR MORE NOMINEES IS WITHHELD. AS INDICATED ON THE PROXY CARD, STOCKHOLDERS MAY (i) VOTE FOR THE ENTIRE SLATE OF NOMINEES, (ii) WITHHOLD AUTHORITY TO VOTE FOR THE ENTIRE SLATE OF NOMINEES OR (iii) BY WRITING THE NAME OF ONE OR MORE NOMINEES IN THE SPACE PROVIDED ON THE PROXY CARD, WITHHOLD AUTHORITY TO VOTE FOR SUCH SPECIFIED NOMINEE OR NOMINEES.


                      MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors of the Company held five meetings during the fiscal year ended August 31, 2002. The standing committees of the Board of Directors are the Compensation and Option Committee, the Audit and Compliance Committee, and the Nominating Committee. Each committee is composed of only non-employee directors who are independent directors as defined by the listing standards of the National Association of Security Dealers. During the fiscal year ended August 31, 2002, each current director of the Company attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of the Company and of the committees of the Board on which the respective director served, that were held during the period that each such person has been a director or served on such committee, as the case may be.

         Compensation and Option Committee. The Compensation and Option Committee reviews and sets from time to time the salaries and annual incentive bonuses for the Chief Executive Officer of the Company and each of the officers of the Company directly reporting to the Chief Executive Officer, and also administers the stock option plans of the Company. The Compensation and Option Committee met one time during the fiscal year ended August 31, 2002. Jack R. Anderson and William H. Longfield currently are the members of the Compensation and Option Committee.

         Audit and Compliance Committee. The principal functions of the Audit and Compliance Committee are to select the independent auditors for the Company, approve all services rendered by such auditor to the Company, review and consult with the Board of Directors and management regarding the scope and results of the audit of the Company financial statements and review and consult with the Board of Directors and management, and other auditing and accounting matters. The Audit and Compliance Committee also oversees the implementation and operation of the Ethics Compliance Plan of the Company. The Audit and Compliance Committee met two times during the fiscal year ended August 31, 2002. George E. Bello, James E. Buncher and Donald E. Steen currently are the members of the Audit and Compliance Committee.

         Nominating Committee. The function of the Nominating Committee is to identify and nominate candidates for election as directors of the Company. The Nominating Committee did not meet during the fiscal year ended August 31, 2002 but held one meeting in October 2002. Messrs. Anderson, Bello, Buncher, Longfield and Steen currently are the members of the Nominating Committee. The Nominating Committee will consider recommendations for nominees submitted by stockholders. In order to recommend a nominee for the next annual meeting, a stockholder must deliver to the Secretary of the Company a written recommendation naming the person proposed as a nominee accompanied by a brief biographical description of the proposed nominee and a written statement affirming a willingness to serve if elected signed by the proposed nominee on or before July 31, 2003.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain summary information regarding compensation earned by or awarded to the Chief Executive Officer and the other executive officers of the Company named below (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG-TERM
                                                                   ANNUAL COMPENSATION             COMPENSATION
                                                      -------------------------------------------  ------------
                                                                                      OTHER         SECURITIES
                                              FISCAL                                  ANNUAL        UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR     SALARY(1)      BONUS(1)   COMPENSATION(2)   OPTIONS(#)  COMPENSATION(3)
---------------------------                   ------  ------------   ------------ ---------------  ------------ ---------------
James W. McAtee ........................       2002   $    360,329   $    361,667             --        150,000   $      3,352
   President and CEO                           2001        347,967        347,500             --             --          3,244
                                               2000        333,378        347,153             --             --          2,772

Ronald C. Drabik .......................       2002        221,629         88,548             --         10,000          3,352
   Sr. Vice-President, Finance                 2001        211,372         84,548             --             --          3,244
   And Administration                          2000        201,372         49,427         25,616         25,000             --

David S. Tingue ........................       2002        208,872             --             --          3,000          3,352
   Sr. Vice-President, Marketing               2001        201,256             --             --          2,875          3,182
                                               2000        193,672         36,678             --             --            904

David K. White .........................       2002        211,009        131,146             --         27,000          3,352
   Sr. Vice-President, Operations              2001        198,961        115,548             --          8,150          3,244
                                               2000        189,643         93,844             --         10,000          2,772

Frank J. Baumann .......................       2002        191,778        100,701             --         22,000          3,352
   Sr. Vice-President, Operations              2001        182,027        101,915             --          7,575          3,244
                                               2000        173,580         71,095         15,475          7,500          2,772


----------

(1) Represents the amounts earned in the fiscal year indicated, irrespective of when amounts were paid by the Company. The bonus amounts shown represent performance incentive bonuses, except for the 2000 bonus amount for Mr. McAtee which includes the payment of a $74,425 bonus pursuant to a contingent bonus plan approved in 1995. The bonus was payable upon exercise of stock options. No further bonuses are payable under the 1995 contingent bonus plan.

(2)      The amounts shown represent reimbursement for relocation expenses.

(3) The amounts shown consist of Company contributions made during the fiscal year to the 401(k) plan of the Company on behalf of the named Executive Officer with respect to the calendar year that ended during the respective fiscal year.

STOCK OPTION GRANTS

         The following table sets forth information regarding the grant of options to purchase shares of Common Stock to the Named Executive Officers in the fiscal year ended August 31, 2002.

               OPTION GRANTS IN FISCAL YEAR ENDED AUGUST 31, 2002

                                                                INDIVIDUAL GRANTS
                                                                -----------------
                                                PERCENT OF                                                POTENTIAL REALIZABLE
                                NUMBER OF          TOTAL                                                    VALUE AT ASSUMED
                               SECURITIES         OPTIONS           EXERCISE                             ANNUAL RATES OF STOCK
                               UNDERLYING        GRANTED TO            OR                                PRICE APPRECIATION FOR
                                 OPTIONS        EMPLOYEES IN          BASE                                  OPTION TERM (3)
                               GRANTED (1)      FISCAL YEAR         PRICE (2)                        ------------------------------
         NAME                      (#)               (%)             ($/SH)        EXPIRATION DATE              5%              10%
-------------------------   ---------------   ---------------    ---------------   ---------------   -------------   --------------
James W. McAtee                     150,000              48.5%   $         12.70          10/31/11   $   1,198,055   $    3,035,099
Ronald C. Drabik                      5,000               1.6              13.09           8/31/11          41,162          104,308
                                      5,000               1.6              14.80           8/31/12          46,539          117,934
David S. Tingue                       2,000               0.6              13.09           8/31/11          16,465           41,723
                                      1,000               0.3              14.80           8/31/12           9,308           23,587
David K. White                       10,000               3.2              13.09           8/31/11          82,323          208,615
                                     17,000               5.5              14.80           8/31/12         158,231          400,975
Frank J. Baumann                     10,000               3.2              13.09           8/31/11          82,323          208,615
                                     12,000               3.9              14.80           8/31/12         111,693          283,041


----------

(1) The options shown for Mr. McAtee vest in two 50% installments on November 1, 2003 and 2004, respectively. The other options vest and are exercisable cumulatively in 20% annual installments commencing two years after the date of grant. Exercisability of the options may be accelerated in the event of the commencement of a tender offer for shares of the Company, the signing of an agreement for a merger or consolidation when the Company is not the successor entity, the sale of all or substantially all assets of the Company, a change in any consecutive two-year period in the majority of the members of the Board of Directors of the Company serving on the Board at the beginning of such period, and certain other extraordinary corporate transactions. The options are subject to early termination in the event of the optionee's termination of employment or cessation of service with the Company.

(2) The exercise price per share of the options equaled the reported closing price of the Common Stock on the date of grant. Subject to the terms of the applicable option agreements, the exercise price may be paid in cash or in shares of Common Stock owned by the optionee, or a combination of the foregoing.

(3) There is no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants.

AGGREGATE OPTION EXERCISES IN FISCAL 2001 AND OPTION VALUES AT FISCAL YEAR-END

         The following table sets forth, for each Named Executive Officer, information regarding stock options exercised during the fiscal year ended August 31, 2002, the number of shares covered by both exercisable and unexercisable stock options as of August 31, 2002, and the value of stock options outstanding as of August 31, 2002.

                           AGGREGATED OPTION EXERCISES
                      IN FISCAL YEAR ENDED AUGUST 31, 2002
                     AND OPTION VALUES AS OF AUGUST 31, 2002

                                                            INDIVIDUAL GRANTS
                                                      -----------------------------
                                                          NUMBER OF SECURITIES
                            SHARES                       UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                           ACQUIRED                         OPTIONS AT FISCAL             IN-THE-MONEY OPTIONS AT
                              ON                               YEAR-END (#)                 FISCAL YEAR-END (1)
                           EXERCISE         VALUE     -----------------------------    ------------------------------
      NAME                    (#)         REALIZED    EXERCISABLE     UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
      ----                 --------       --------    -----------     -------------    -----------      -------------
James W. McAtee (2)         73,000       1,112,132        360,835           228,500      3,197,249            927,300
Ronald C. Drabik                --             ---         50,000            35,000        408,750            222,300
David S. Tingue              3,300          25,199          2,250            10,450         18,014             65,261
David K. White               6,680          58,333         11,000            54,320         70,753            241,709
Frank J. Baumann             6,155          45,432          8,000            45,845         65,643            220,262

----------

(1) Calculated based on the closing price of the Common Stock of $14.80 per share as reported on the NASDAQ National Market on August 31, 2002, the last trading day of fiscal 2002, less the applicable exercise price.

(2) Includes options exercisable for 11,250 shares that Mr. McAtee has transferred by gift to an adult child.

OTHER COMPENSATION ARRANGEMENTS

         Executive Retention Agreement

         Effective September 1, 1997, the Company entered into an Executive Retention Agreement with James Ken Newman. Pursuant to the Executive Retention Agreement, Mr. Newman agreed to serve as a consultant to the Company after his retirement as Chief Executive Officer which occurred in October 1998. The Executive Retention Agreement has a term subject to automatic renewal so that it maintains a three year term at all times. The Company may elect to terminate the automatic renewal provision at any time. Under the agreement, Mr. Newman receives annual compensation of $210,000 for his consulting services. All stock options granted to Mr. Newman prior to the date of his retirement remained outstanding and did not change in any respect as a result of the change to consultant status.

         The Executive Retention Agreement contains certain confidentiality and non-competition provisions. The non-competition agreement stays in place after termination so long as Mr. Newman receives severance payments under the agreement, which will be for the then remaining term of the agreement in the event of termination under certain conditions. Mr. Newman may limit the term of the non-competition agreement to 24 months by electing to forego any additional severance payments after such period. In the event Mr. Newman voluntarily terminates his consulting services, no severance payments are payable but he will be subject to the non-competition agreement for 24 months after the date of termination. The agreement has certain provisions for the acceleration of the vesting of stock options after the occurrence of a change of control of the Company.

         Employment Agreement

         Effective November 1, 2001, the Company entered into an Employment Agreement with James W. McAtee, President and Chief Executive Officer of the Company. Pursuant to the Employment Agreement, Mr. McAtee agreed to continue to serve as President and Chief Executive Officer of the Company for a term of three years. Mr. McAtee further agreed that, when he retires, he would continue to serve as a consultant of the Company for a term of two years and thereafter until terminated by the Board of Directors. The Board of Directors may also elect to terminate the consultant agreement at any time during the initial two year term of the consulting services if Mr. McAtee ceases to serve as a director of the Company.

         The Employment Agreement provides for an initial annual salary of $364,000 commencing November 1, 2001. Commencing November 1, 2002, Mr. McAtee was to receive an annual salary of $381,500 unless the Compensation Committee of the Board of Directors determined that a different amount, greater or less, shall be paid. The Board of Directors did not determine a different amount and accordingly the annual salary of Mr. McAtee is currently $381,500. Commencing November 1, 2003, Mr. McAtee is to receive an annual salary of $400,000 unless the Compensation Committee of the Board of Directors determines that a different amount, whether greater or less, shall be paid. The Employment Agreement also requires that, during the term of his employment, the Compensation Committee establish an annual performance bonus plan for Mr. McAtee under which he will have the ability to earn a performance bonus in an amount up to 100% of his then current annual salary. For his consulting services, after retirement, Mr. McAtee is to be paid an annual amount equal to 50% of his annual base salary in effect at the time of his retirement.

         Mr. McAtee also received stock options on November 1, 2001 for 150,000 shares of Common Stock of the Company. The options have an exercise price of $12.70 which was the closing sale price of the Common Stock on October 31, 2001. The options vest 50% on November 1, 2003 and 50% on November 1, 2004, subject to the requirement that Mr. McAtee has continued as an employee or consultant of the Company to the respective vesting date. Vesting is subject to acceleration in the event of a change of control of the Company. The options have a term of ten years.

         The Employment Agreement provides for a severance payment to Mr. McAtee if, during the term of his employment, he is terminated without cause or he resigns with cause as a result of a material diminution in his authority and responsibilities. The severance payment is in an amount equal to the sum of the full amount of annual base salary that would have been payable over the portion of the employment term remaining after the date of termination or resignation and the full amount of the consulting fees that would have been payable over the initial two year term of the consulting services. The severance payment is payable in equal monthly installments over the period from the month after the date of termination or resignation through twelve months after the last month of the unexpired term of the employment agreement.

         The Employment Agreement contains certain confidentiality and non-competition provisions. In the event of termination for any reason whatsoever, other than a termination without cause by the Executive, the non-competition agreement remains in place for so long as Mr. McAtee continues to receive severance payments under the agreement. In the event of termination without cause by Mr. McAtee, the non-competition agreement remains in place for a period of 24 months after the date of termination of employment.

         Executive Severance Agreement

         The Company has a severance agreement with Ronald C. Drabik, Senior Vice President - Finance and Administration of the Company, pursuant to which Mr. Drabik will be paid an amount equal to one year of his base salary in the event of the termination of his employment by the Company without cause. The severance agreement contains certain confidentiality and non-competition provisions that apply for one year after termination of employment.

DIRECTOR COMPENSATION

         The Company's 1995 Stock Option Plan for Eligible Outside Directors (the "1995 Director Plan") provides for a one-time grant of stock options to purchase 15,000 shares of Common Stock to each non-employee director of the Company upon such director's initial election to the Board of Directors if the director satisfies certain criteria specified in the 1995 Director Plan. In addition, such non-employee directors receive a subsequent grant when reelected to the Board of Directors at each annual meeting thereafter and when such non-employee Director has served at least one year since the date of the last grant under the 1995 Director Plan. Each subsequent grant is for a number of shares of Common Stock equal to $50,000 divided by the fair market value per share of the Common Stock of the Company on the date of grant (as defined in the Director Plan, the closing price per share on the grant date) rounded to the nearest hundred. With respect to each subsequent grant, each Director has the election to reduce the grant amount by 50% of the shares of Common Stock that would otherwise be subject to the subsequent grant and, in lieu thereof, receive a fee of $2,500 for each of the next four meetings of the Board of Directors actually attended by such Director within the period from the annual meeting at which the Director is reelected (including the Board meeting immediately following such annual meeting) to the next annual meeting of stockholders.

         All formula grants under the 1995 Director Plan vest twenty percent (20%) on the date of grant and in twenty percent (20%) installments over the next four years if the Director is reelected at each of the next successive annual meetings of the stockholders and when the Director has served a period of one year since the vesting of the most recent installment on the option, including the installment that vested on the grant date. All stock options under the 1995 Director Plan terminate on the date any optionee ceases to be a director of the Company for any reason other than death (in the event of the optionee's death, stock options vested at the date of death are exercisable for one year thereafter).

         In addition to the formula stock options described above, the Compensation and Option Committee has authority under the 1995 Director Plan to grant discretionary stock options to any directors upon such terms as are determined by such committee. No discretionary stock option grants have been made under the Plan.

         Of the individuals nominated for election as directors at the Annual Meeting, Messrs. Bello, Buncher, Lefton, Longfield and Steen, if elected, will qualify as Eligible Outside Directors as defined under the Plan. Upon their reelection to the Board of Directors at the annual meeting in January 2002, Messrs. Longfield and Bello received a formula grant of stock options to purchase 3,400 shares of Common Stock. Messrs. Buncher and Steen each received formula grants of stock options to purchase 1,700 shares of Common Stock having elected pursuant to the provisions of the 1995 Director Plan to accept fees for attendance at up to four meetings in the next year in lieu of 50% of the formula stock options grant. Each of these four Directors will receive a subsequent grant as described above if re-elected to the Board of Directors at the Annual Meeting. If Mr. Lefton is elected at the Annual Meeting, he will receive an initial one-time grant of Eligible Outside Director options to purchase 15,000 shares of Common Stock. Such additional stock options will be granted on the date of the Annual Meeting at an exercise price equal to the closing price of the Common Stock on the Nasdaq National Market on that date.

         Effective for meetings held in fiscal 2003, each member of the Audit and Compliance Committee will receive a fee for each meeting of the committee that the member attends. The Chairman receives a fee of $3,000 per meeting ($1,500 if attendance is by telephone) and each other member receives a fee of $2,000 per meeting ($1,000 if attendance is by telephone).

         Directors of the Company do not receive any other compensation for service on the Board of Directors or any committee thereof, except as described above. Directors are, however, reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors.

                        COMPENSATION AND OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

GENERAL

         The Compensation and Option Committee of the Board of Directors of the Company reviews and approves (i) the salaries and annual incentive bonuses of the Chief Executive Officer of the Company and each of the officers of the Company directly reporting to the Chief Executive Officer and (ii) all grants of options to purchase shares under the Company's stock option plans to eligible directors, officers, employees and consultants of the Company. At all times during the fiscal year ended August 31, 2002, the Compensation and Option Committee was composed exclusively of directors who were "non-employee directors" and "outside directors" as defined by applicable Securities and Exchange Commission ("Commission") rules and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively. The members of the Committee are not former employees of the Company and have not ever participated in any of the Company executive or other employee compensation programs. In fiscal 2002, the Committee was composed of two directors, Mr. Anderson and Mr. Longfield.

         Horizon's executive compensation policy is designed and administered to provide a competitive compensation program that will enable Horizon to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner. The compensation policy is based on the principle that the financial rewards to the executive should be aligned with the financial interests of the stockholders of Horizon.

         Horizon's executive compensation strategy has three separate elements, consisting of base salary, annual incentive compensation (bonuses) and long-term incentive compensation (stock options). The following is a summary of the policies underlying each element.

BASE SALARY

         The Compensation and Option Committee reviews the base salaries of the Chief Executive Officer and the other officers directly reporting to the Chief Executive Officer periodically, considering factors such as individual and corporate performance, and individual experience, expertise and years of service.

         In determining the Chief Executive Officer's overall compensation, as well as the compensation of the other officers, the Compensation and Option Committee also reviews compensation levels at other companies including selected peer companies. Such other companies are not necessarily the same as the companies in the peer group index in the Performance Graph section of this Proxy Statement because the Compensation and Option Committee believes that the Company competes for executive talent with companies in addition to those in its peer group. The Compensation and Option Committee does not attempt to set base salaries at any particular level based on such surveys, but rather uses such surveys to obtain an overview of compensation levels in general.

         No particular weight is given by the Compensation and Option Committee to any of the foregoing factors, and decisions as to adjustments in base salaries are primarily subjective. In August 2002, the base salaries of each of the Company's executive officers were reviewed and certain increases approved for some of the officers to be effective at various dates during fiscal 2003.

ANNUAL INCENTIVE COMPENSATION

         For services rendered during fiscal 2002, some of Horizon's executive officers received cash bonuses after the completion of such fiscal year. All such cash bonuses were awarded based upon certain previously specified performance criteria. For fiscal 2002, the performance criteria were set based primarily upon the Board-approved budget which was consistent with the then current public expectation of earnings per share for the Company.

         Mr. McAtee's bonus potential for fiscal 2002 was set at up to 100% of his annual base salary based upon the Company achieving the Board-approved budget. In addition, the executive officers of the Company directly reporting to Mr. McAtee had bonuses set at up to 40%-60% of their average base salary for fiscal 2002, with the bonus based upon the financial results of their area of responsibility and, in certain cases, the achievement of certain contract retention targets.

LONG-TERM INCENTIVES

         The Compensation and Option Committee is authorized to grant incentive and non-qualified stock options to key employees of the Company, including officers. Such option grants are intended to provide to the key employees long-term incentive to increase stockholder value by improving corporate performance and profitability. Stock option grants provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. These grants also help ensure that operating decisions are based on long-term results that benefit the Company and ultimately the stockholders. Currently, stock options to employees are not necessarily granted annually, but are granted from time to time at the discretion of the Compensation and Option Committee. While no specific formula is used to determine stock option grants made to any particular employee, grants are generally based upon a subjective evaluation of non-objective factors such as the employee's past contribution toward Company performance and expected contribution to meeting long-term strategic goals of the Company.

         Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that will be deductible for Federal income tax purposes by the Company each fiscal year with respect to each of the Chief Executive Officer and the four other most highly compensated executive officers of the Company. The base salary and annual incentive compensation level of the Company's executive officers is currently well below this limit. The Company believes that the limitation of Section 162(m) does not apply to compensation earned or that may be earned with respect to the stock options granted to the Executive Officers under the stock option plans of the Company during or prior to the fiscal year ended August 31, 2001. The structure of the Stock Option Plans of the Company are intended to make grants thereunder qualify as "performance-based compensation" not subject to the limitation of Section 162(m).

                                           Compensation and Option Committee

                                                     Jack R. Anderson
                                                   William H. Longfield

                                PERFORMANCE GRAPH

         The following graph shows a comparison of the total cumulative stockholder return for the Company, the Total Return Index for Nasdaq Stock Market (U.S. Companies) (the "Nasdaq (U.S.) Index") and a peer group selected by the Company. The comparison below assumes $100 was invested on August 31, 1997 in each of(i) the Common Stock of the Company, (ii) shares comprising the Nasdaq (U.S.) Index and (iii) the common stock of the peer group, and assumes reinvestment of dividends. Neither the Company nor any company in the peer group, except PMR Corp., paid any dividends during such period.


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                        AMONG HORIZON HEALTH CORPORATION,
              THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                              [PERFORMANCE GRAPH]


                                8/97         8/98         8/99         8/00         8/01         8/02
                             ----------   ----------   ----------   ----------   ----------   ----------
HORIZON HEALTH CORPORATION          100       27.895       29.737        18.16       55.116       62.316
NASDAQ STOCK MARKET (U.S.)          100       94.488       175.55       268.23       114.72       84.145
PEER GROUP                          100       63.821       61.794       124.38       178.26       134.45


         The peer group consists of the following publicly traded companies in the health care industry: American Healthways Inc., Comprehensive Care Corp., ContinuCare Corporation, Corvel Corporation, PMR Corporation, and Rehabcare Group, Inc.

                        SECURITY OWNERSHIP BY MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

         Set forth below is certain information with respect to the beneficial ownership of Common Stock as of December 2, 2002, by (i) each person who, to the knowledge of the Company based upon statements filed as of December 2, 2002 with the Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, beneficially owns more than 5% of the outstanding Common Stock, (ii) each director (and all nominees for director) of the Company, (iii) each Named Executive Officer and (iv) all directors and such Named Executive Officers of the Company as a group. Except as indicated below, to the Company's knowledge, each person named has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

                                                                      SHARES BENEFICIALLY
                                                                             OWNED
                                                                 -----------------------------
NAME                                                                NUMBER          PERCENT
----                                                             ------------     ------------
The Burton Partnership, Limited Partnership (1) ............          716,930             13.7%
Fidelity Management & Research Company (2) .................          674,400             12.9
Dimensional Fund Advisors, Inc. (3) ........................          577,825             11.0
Eagle Asset Management, Inc. (4) ...........................          455,675              8.7
Royce & Associates, LLC (5) ................................          432,800              8.2
James Ken Newman (6) .......................................          429,656              7.8
James W. McAtee (7) ........................................          423,434              7.6
Jack R. Anderson (8) .......................................          409,800              7.8
George E. Bello (9) ........................................          299,432              5.7
Ronald C. Drabik (10) ......................................           54,183              1.0
William H. Longfield (11) ..................................           46,390                *
Donald E. Steen (12) .......................................           38,515                *
James E. Buncher (13) ......................................           36,075                *
David K. White (14) ........................................           14,299                *
Frank J. Baumann (15) ......................................            8,526                *
David S. Tingue (16) .......................................            2,250                *
Robert A. Lefton
All directors and Named Executive Officers as a Group
(11 persons) (17) ..........................................        1,762,490             29.2

----------
* Less than 1%.

(1) The address of The Burton Partnership, Limited Partnership is P. 0. Box 4643, Jackson, Wyoming 83001.

(2) The address of Fidelity Management & Research Company is 82 Devonshire Street, Boston, Massachusetts. According to a Schedule 13G/A dated February 14, 2001, Fidelity has sole investment power over the 674,400 shares and the voting power over such shares is held by the Board of Trustees of the Fidelity Funds.

(3) The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, Santa Monica, California 90401.

(4) The address of Eagle Asset Management, Inc. is 880 Carillon Parkway, St. Petersberg, Florida 33716.

(5) The address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, New York 10019.

(6) The address of James Ken Newman is 700 El Paseo, Denton, Texas 76205. Includes 16,000 shares of Common Stock held by a limited partnership for which Mr. Newman serves as an officer and director of the corporate general partner and 51,500 shares of Common Stock held by a foundation of which Mr. Newman is a director and officer. Also includes 264,455 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(7) The address of Mr. McAtee is 1500 Waters Ridge Drive, Lewisville, Texas 75057. Includes 9,999 shares of Common Stock held in the name of an adult child as to which Mr. McAtee disclaims beneficial ownership. Also includes 360,835 shares of Common Stock issuable upon the exercise of immediately exercisable stock options, of which options for 11,250 shares have been transferred by gift to an adult child of Mr. McAtee.

(8) The address of Jack R. Anderson is 16475 Dallas Parkway, Suite 735, Dallas, Texas 75248. Excludes 100,000 shares of Common Stock owned by Mr. Anderson's spouse, for which he disclaims any beneficial ownership.

(9) The address of Mr. Bello is 164 Mountain Wood Road, Stamford, Connecticut 06903. Includes 27,032 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(10) Includes 50,000 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(11) Includes 29,890 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(12) Includes 26,015 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(13) Includes 11,075 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(14) Includes 11,000 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(15) Includes 8,000 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(16) Includes 2,250 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(17) Includes 790,552 shares of Common Stock issuable upon the exercise of immediately exercisable stock options held by certain directors and Named Executive Officers.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, and persons who beneficially own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Commission. Such persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such reports furnished to the Company, the Company believes that, during the fiscal year ended August 31, 2002, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent beneficial stockholders were satisfied.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Audit and Compliance Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending August 31, 2003. PricewaterhouseCoopers LLP, a certified public accounting firm, has served as the independent accountants for the Company since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

         Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements included in the Company's Form 10-K for the 2002 fiscal year and reviews of the quarterly financial statements included in the Company's Forms 10-Q for the 2002 fiscal year were $143,452.

         All Other Fees. The aggregate fees billed for other services provided by the principal accountant in the 2002 fiscal year, other than the services listed under "Audit Fees" above, were $64,502. The Audit and Compliance Committee has reviewed such fees and found that the provision of such other services is compatible with maintaining the principal accountant's independence.

                      AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee of the Horizon Health Corporation Board of Directors is composed of three non-employee, independent directors and operates under a written charter adopted by the Board of Directors. A copy of the Audit and Compliance Charter as currently in effect is attached as Appendix A to this Proxy Statement. Each member of the Audit and Compliance Committee satisfies the standards for independence as defined in the National Association of Securities Dealers' listing standards. The Audit and Compliance Committee makes the selection of the Company's independent accountants.

Management is responsible for the Company's internal controls, the financial reporting process and preparation of the consolidated financial statements of the Company. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit and Compliance Committee's responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Audit and Compliance Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit and Compliance Committee reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit and Compliance Committee further discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit and Compliance Committees).

The Company's independent accountants also provided to the Audit and Compliance Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Compliance Committees), and the Audit and Compliance Committee discussed with the independent accountants that firm's independence.

Based upon Audit and Compliance Committee's discussion with management and the independent accountants and the Audit and Compliance Committee's review of the representations of management and the report of the independent accountants to the Audit and Compliance Committee, the Audit and Compliance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended August 31, 2002 filed with the Securities and Exchange Commission.

                                                  Audit and Compliance Committee

                                                          George E. Bello
                                                          James E. Buncher
                                                          Donald A. Steen

                            PROPOSALS BY STOCKHOLDERS

         Proposals by stockholders intended to be presented at the next annual meeting of stockholders of the Company after this Annual Meeting must be received at the executive offices of the Company no later than August 19, 2003, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. Any stockholder who wishes to bring a proposal before such annual meeting of stockholders, but does not wish to request that the proposal be included in the Company's proxy materials, should provide written notice of the proposal to the Company's Secretary at the executive offices of the Company by November 1, 2003. Otherwise, proxies solicited by the Board of Directors for such annual meeting will confer discretionary authority to vote on any such proposal that has not been timely submitted in advance to the Company.

                                 OTHER BUSINESS

         The Board of Directors is aware of no other matter that will be presented for action at the Annual Meeting. If any other matter requiring a vote of the stockholders properly comes before the Annual Meeting, the persons authorized under the proxies solicited hereby will vote and act on such matter according to their own discretion and judgment.

                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders, which contains audited consolidated financial statements of the Company for the fiscal year ended August 31, 2002, is being mailed to stockholders of record with this Proxy Statement. The Annual Report to Stockholders does not form a part of the proxy solicitation materials.

         UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A RECORD HOLDER OF COMMON STOCK AS OF THE CLOSE OF BUSINESS ON DECEMBER 2, 2002, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO SUCH PERSON A COPY OF THE ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE FISCAL YEAR ENDED AUGUST 31, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (EXCLUDING EXHIBITS). ANY SUCH WRITTEN REQUEST MUST BE DIRECTED TO HORIZON HEALTH CORPORATION, 1500 WATERS RIDGE DRIVE, LEWISVILLE, TEXAS 75057-6011, ATTENTION: MR. RONALD C. DRABIK, SENIOR VICE PRESIDENT - FINANCE AND ADMINISTRATION.


                                                     JAMES W. McATEE
                                                       President

                                   APPENDIX A

                           HORIZON HEALTH CORPORATION
                     AUDIT AND COMPLIANCE COMMITTEE CHARTER

                                     PURPOSE

The primary purpose of the Audit and Compliance Committee (the "Committee") is to assist the Board of Directors of Horizon Health Corporation (the "Company") in fulfilling its responsibility to oversee (a) the performance by management of the Company's auditing, accounting and financial reporting processes, (b) the preparation by management of the financial statements and other financial reporting information of the Company, including its various SEC filings, (c) the Company's systems of internal accounting and financial controls, (d) the annual independent audit of the Company's financial statements, (e) the independence of the registered public accounting firm for the Company, and (f) the implementation of and compliance with the Ethics Compliance Plan of the Company and other corporate governance and compliance initiatives.

In discharging its oversight role, the Committee will maintain free and open communication between itself and the full Board, the financial and senior managers of the Company and the registered public accounting firm for the Company. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the registered public accounting firm for the Company is accountable to and shall report directly to the Committee.

The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

The Committee shall have the authority to retain such independent counsel, experts and other advisors as the Committee in its discretion determines are necessary to carry out its duties and responsibilities.

                                   MEMBERSHIP

The Committee shall be comprised of three or more member directors as determined by the Board. The composition of the Committee will meet SEC and NASDAQ requirements. Each member of the Committee will be an independent director (as such term is defined by the SEC and NASDAQ) and free from any relationship that, in the opinion of the Board, would interfere with his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices. At least one member of the Committee shall have accounting or related financial management expertise.

                                     FUNDING

The Company shall provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation -

to the registered public accounting firm employed for the purpose of rendering or issuing an audit report on the annual financial statements of the Company, and to any counsel, experts or other advisors employed by the Committee to carry out its duties and responsibilities.

                   AUDITOR RETENTION AND APPROVAL OF SERVICES

The Committee, acting in its capacity as a committee of the Board of Directors, shall have the authority and be directly responsible for -

the appointment or discharge of the registered public accounting firm retained to prepare an audit report on the annual financial statements of the Company and to perform reviews of the quarterly financial statements of the Company, and the pre-approval of all audit and non-audit services furnished to the Company by the registered public accounting firm for the Company provided, that the Committee may delegate to one or more members of the Committee the authority to make such approvals which, in each such case, shall be reported to the Committee at its next meeting thereafter.

                      FINANCIAL REPORTING RESPONSIBILITIES

The Committee's responsibilities regarding financial reporting by the Company is one of oversight. The Committee will review and appraise on an ongoing basis the overall corporate standards for quality financial reporting by the Company. The Company's management is responsible for preparing the Company's financial statements. The registered public accounting firm for the Company is responsible for auditing those financial statements. The financial reporting managers of the Company, as well as the registered public accounting firm for the Company, have more time, knowledge and detailed information regarding the Company than the Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the work of the registered public accounting firm for the Company.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function concerning financial matters. These functions are set forth as a guide with the understanding that the Committee may diverge and/or supplement them as it deems appropriate in its discretion.

The Committee, following completion of the annual audit, shall review separately with each of management and the registered public accounting firm for the Company any significant difficulties encountered during the course of the audit, and the quality and appropriateness of all critical accounting policies and practices used in the preparation of the financial statements by management, and the appropriateness of any significant judgments and any alternative accounting treatments of financial information considered in connection with the preparation of the financial statements by management. The Committee shall resolve any disagreements between management and the registered public accounting firm regarding financial reporting matters.

The Committee shall review with management and the registered public accounting firm for the Company the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the registered public accounting firm for the Company the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61. Any required SAS No. 61 communication with the Committee should be made prior to filing.

As a whole, or through the Committee Chair, the Committee shall assure that the registered public accounting firm for the Company reviews the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and discusses with management (or directly with the Committee if appropriate) the matters required to be discussed by SAS No. 61. This review will occur prior to the Company's filing of the respective Form 10-Q. Any required SAS No. 61 communication with the Committee should be made prior to filing, or if not possible, as soon as practicable.

The Committee shall discuss with management and the registered public accounting firm for the Company the design and creation of the Company's internal controls, any significant changes in internal controls or in other factors that could significantly affect internal controls, recommendations for improvements that are reportable conditions or material weaknesses in internal controls, and the scope and plans for audits to be performed by the registered public accounting firm for the Company.

The Committee shall periodically consult with the registered public accounting firm for the Company, out of the presence of management, regarding internal controls, the audit process and the completeness and accuracy of the financial statements of the Company.

The Committee shall review all reports submitted by the registered public accounting firm to the Committee pursuant to the requirements of the Securities Exchange Act of 1934, as amended.

The Committee shall on an annual basis: (1) request from the registered public accounting firm for the Company a formal written statement delineating all relationships between the registered public accounting firm and the Company; (2) discuss with the registered public accounting firm for the Company any such disclosed relationships and their potential impact on the independence of the registered public accounting firm; and (3) take appropriate, resultant recommended actions.

The Committee shall review the performance of the registered public accounting firm for the Company and shall have the authority to retain such firm or, alternatively, approve a change of the registered public accounting firm for the Company whenever the Committee determines that circumstances warrant such change.

                              COMPLAINT PROCEDURES

The Audit and Compliance Committee shall establish, evaluate and revise as and when appropriate procedures for -

the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting audits and auditing matters, and the confidential, anonymous submission by employees of the Company directly to the Committee of concerns regarding questionable accounting or auditing matters.

                       ETHICAL COMPLIANCE RESPONSIBILITIES

The Committee's job regarding ethical compliance responsibilities is one of oversight. Company management is responsible for implementing the Ethics Compliance Plan. The Ethics Compliance Officer is responsible for monitoring that implementation. Management of the Company, including the Ethics Compliance Officer, have more time, knowledge, and detailed information regarding the Company than the Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing expert or special assurance as to the Company's compliance with the Ethics Compliance Plan.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function concerning ethical matters. These functions are set forth as a guide with the understanding that the Committee may diverge and/or supplement them as appropriate given the circumstances.

The Committee shall review at least annually with the Ethics Compliance Officer, and such other representatives of management as the Committee deems appropriate, the policies, procedures and programs of the Ethics Compliance Plan and any changes or additions to the Ethics Compliance Plan (and Codes of Ethics contained therein) that may be necessary or desirable to further promote compliance with the Ethics Compliance Plan by all employees and to cause the Ethics Compliance Plan to address all legal requirements and ethical values applicable to the business operations of the Company.

The Committee shall meet at least on an annual basis with the Ethics Compliance Officer for a report on the performance of, compliance with, and enforcement of the Ethics Compliance Plan, including a review of any significant issues that may affect the financial reporting process and internal control systems of the Company.

The Committee shall periodically review with the Ethics Compliance Officer, and such other representatives of management as the Committee deems appropriate, the education and training programs conducted by the Company to communicate the Ethics Compliance Plan and the ethical values of the Company to all employees.

                                     CHARTER

The Committee shall review this Charter at least annually and update as appropriate.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           HORIZON HEALTH CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 30, 2003

         The undersigned hereby constitutes and appoints JAMES W. McATEE and RONALD C. DRABIK, each with power to act with or without the other and with full power of substitution, as Proxies of the undersigned to represent and to vote all shares of the Common Stock of Horizon Health Corporation (the "Company") standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, on Thursday, January 30, 2003, at 11:45 a.m., Central Time, and at any and all adjournments thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE SEVEN NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1. IF THE EXECUTED PROXY DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE FOR DIRECTOR IN PROPOSAL 1, THE PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE ELECTION OF SUCH NOMINEE AND WILL BE SO VOTED. THE PROXIES NAMED HEREIN ARE EACH AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.

         The undersigned hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised by following the procedures stated in the Proxy Statement.

    (Please mark, sign and date on the other side and return promptly in the enclosed envelope.)

A [X] Please mark your votes
      as in this example


                    FOR all nominees listed      WITHHOLD
                   (except as listed to the      AUTHORITY
                        contrary below)       to vote for all    NOMINEES: James Ken Newman
                                              nominees listed              James W. McAtee       2.   The Proxies are authorized to
                                                                           George E. Bello            vote in their discretion upon
1.   Election of           [ ]                    [ ]                      James E. Buncher           such other matters as may
     Directors.                                                            Robert A. Lefton           properly come before the
                                                                           William H. Longfield       Annual Meeting and any and all
                                                                           Donald E. Steen            adjournments thereof.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, MARK THE FOR BOX AND WRITE EACH SUCH                                         PLEASE MARK, SIGN AND DATE AND
NOMINEE'S  NAME IN THE SPACE PROVIDED BELOW:                                                     RETURN THIS VOTING DIRECTION
                                                                                                 PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------

SIGNATURE                                       Dated               TITLE                                      Dated
              ----------------------------------      --------------       ------------------------------------       -------------
                                                                           (if applicable)

NOTE:    Please date and sign exactly as name appears hereon. Where shares of Common Stock are owned by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                    EMPLOYEES SAVINGS AND PROFIT SHARING PLAN

                           HORIZON HEALTH CORPORATION

               VOTING DIRECTION FOR ANNUAL MEETING OF STOCKHOLDERS
                          OF HORIZON HEALTH CORPORATION
                         TO BE HELD ON JANUARY 30, 2003

         The undersigned hereby directs the Trustee (the "Trustee") of the Horizon Health Corporation Employees Savings and Profit Sharing Plan (the "Plan"), to vote, at the Annual Meeting of Stockholders of Horizon Health Corporation to be held at the executive offices of the Company at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Thursday January 30, 2003, at 11:45 a.m., Central Time and at any and all adjournments thereof, all of the shares of Common Stock of Horizon Health Corporation, a Delaware corporation ("Horizon"), held in my individual Plan account as of the record date as set forth on the reverse side of this Voting Direction card.

         WHEN PROPERLY EXECUTED, THIS VOTING DIRECTION WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN, THIS VOTING DIRECTION WILL BE VOTED FOR THE SEVEN NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1. IF THE EXECUTED VOTING DIRECTION DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE FOR DIRECTOR IN PROPOSAL 1, THE VOTING DIRECTION WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE ELECTION OF SUCH NOMINEE AND WILL BE SO VOTED. THE TRUSTEE IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.

         The undersigned hereby revokes any Voting Direction cards heretofore given. This Voting Direction may be revoked at any time before it is exercised by following the procedures stated in the Participant Direction letter accompanying this Voting Direction card.

      (PLEASE MARK, SIGN AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY IN
                            THE ENCLOSED ENVELOPE.)

A [X] Please mark your votes
      as in this example

                 FOR all nominees listed      WITHHOLD                                      2. The Trustee is authorized to vote
                  (except as listed to the    AUTHORITY                                        in their discretion upon such other
                    contrary below)         to vote for all  NOMINEES: James Ken Newman        matters as may properly come before
                                            nominees listed            James W. McAtee         the Annual Meeting and any and all
                                                                       George E. Bello         adjournments thereof.
1. Election of          [ ]                     [ ]                    James E. Buncher
   Directors.                                                          Robert A. Lefton      PLEASE MARK, SIGN AND DATE AND
                                                                       William H. Longfield  RETURN THIS VOTING DIRECTION
                                                                       Donald E. Steen       PROMPTLY IN THE ENCLOSED
                                                                                             ENVELOPE.
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, MARK THE FOR BOX AND WRITE EACH SUCH
NOMINEE'S  NAME IN THE SPACE PROVIDED BELOW:


------------------------------------


SIGNATURE                               Dated               SIGNATURE                                 Dated
          -----------------------------       -------------            ------------------------------        ------------
                                                                             (IF HELD JOINTLY)


NOTE:  Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                December 16, 2002


Participants Owning Horizon Common Stock
Through The Horizon Health Corporation
Employees Savings and Profit Sharing Plan

         Re: Your Opportunity to Instruct the Trustee How To Vote the Horizon Common Stock in Your 401(k) Plan Account At Annual Meeting of Stockholders

Dear Participant:

         An Annual Meeting of Stockholders (the "Annual Meeting") of Horizon Health Corporation, a Delaware corporation (the "Company"), will be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, on Thursday, January 30, 2003, at 11:45 a.m., Central Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only holders of record of the Common Stock of the Company at the close of business on December 2, 2002 (the "Record Date") will be entitled to vote at the Annual Meeting.

         As described below, the Trustee of the Horizon Health Corporation Employees Savings and Profit Sharing Plan (the "Plan") hereby requests your directions as to how you want the Trustee to vote at the Annual Meeting the shares of Common Stock held in your individual Plan account at the Annual Meeting.

         You should find the following items enclosed:

         o A "Proxy Statement" including a Notice of Annual Meeting of Stockholders describing the matters to be voted on at the Annual Meeting. The matters currently anticipated to be voted on at the Annual Meeting consist of the election of seven directors of the Company to serve for the ensuing year. All of these matters, together with other information regarding the Annual Meeting, are described in more detail in the accompanying Proxy Statement.

         o The Company's Annual Report to Stockholders for the fiscal year ended August 31, 2002.

         o        A "Voting Direction" card.

         o A pre-addressed postage-paid return envelope that you may use to return your Voting Direction card to American Stock Transfer & Trust Company, the Transfer Agent for the Common Stock of the Company (the "Transfer Agent").

         Please read the Proxy Statement for a detailed explanation of the matters to be considered and voted on at the Annual Meeting before completing your Voting Direction card. Also, please note that you do not have to complete and submit any proxy form, or otherwise grant any proxy to any person with respect to the shares of Horizon Common Stock held in your Plan account at the Record Date, since you are not the holder of record of such shares. Under the terms of the

Plan, however, you have the right to direct the Trustee as to how you want the Trustee to vote such shares at the Annual Meeting. All you have to do to exercise this right is follow the instructions in this letter and in the attached Voting Direction card.

EXPLANATION OF VOTING RULES OF THE PLAN

         All voting rights of shares of Horizon Common Stock held in a participant's Plan account belong to that participant. The participant may exercise such voting rights by supplying written voting instructions to the Trustee. Under the terms of the Plan, the Trustee will vote the shares of Horizon Common Stock held in the participant's account at the Record Date in accordance with the participant's written instructions. Any shares of Common Stock as to which a participant does not supply to the Trustee timely voting instructions will not be voted.

         Pursuant to these requirements of the Plan, the Transfer Agent is delivering this letter and the enclosed materials to you to request your direction as to how you want the Trustee to vote at the Annual Meeting the shares of Horizon Common Stock held in your individual Plan account at the Record Date.

STEPS YOU NEED TO TAKE TO INSTRUCT THE TRUSTEE HOW TO VOTE THE SHARES OF HORIZON COMMON STOCK HELD IN YOUR INDIVIDUAL ACCOUNT IN THE PLAN

         Once you have reached a decision concerning how you want the shares of Horizon Common Stock held in your Plan account at the Record Date to be voted, you need to do the following:

         STEP 1: Mark your choice as to each such matter on the enclosed Voting Direction card, date the card, and sign it.

         STEP 2: Mail the Voting Direction card to American Stock Transfer & Trust Company using the enclosed pre-addressed, U.S. mail postage-paid return envelope, so that it will be RECEIVED by no later than 5:00 p.m. E.S.T. on January 24, 2003.

         If the Transfer Agent does not receive your Voting Direction card by January 24, 2003, or if the Transfer Agent receives your Voting Direction card by January 24, 2003, but it is not signed, the shares of Horizon Common Stock held in your Plan account at the Record Date will not be voted.

CHANGING OR REVOKING YOUR VOTING DIRECTION CARD

         If, after submitting your Voting Direction card, you want to change your vote, you must obtain a new Voting Direction card from the Transfer Agent by writing, faxing, or telephoning the Transfer Agent at the following address, phone number, or fax number:

         American Stock Transfer & Trust Company
         59 Maiden Lane
         New York, New York 10038
         www.amstock.com

         Telephone No.: (800) 937-5449
         Fax No.: (718) 921-8336

         By properly completing and signing and timely returning a new Voting Direction card to the Transfer Agent you will revoke any Voting Direction card previously submitted. You may also revoke your Voting Direction by notifying the Transfer Agent in a signed writing of your decision to revoke it, but in such a case, if you do not also timely submit a new Voting Direction card to the Transfer Agent, your shares will not be voted. After January 24, 2003, you may not change or revoke your Voting Direction.

YOUR VOTING DIRECTION CARD WILL BE KEPT CONFIDENTIAL

         Neither the Trustee nor the Transfer Agent will release your Voting Direction card or any copy of it, or otherwise divulge how you directed the Trustee to vote, to any person, including the Company or any of its individual officers or employees, except as the Trustee or the Transfer Agent may be compelled to do so by law.

Enclosures
         Horizon Health Corporation Proxy Statement
         Horizon Health Corporation Annual Report to Stockholders
         Participant Voting Direction Card